UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________

SCHEDULE 14A INFORMATION

_________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACTELIS NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ACTELIS NETWORKS, INC.

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

Meeting to be held on August 12, 2025, at 10:00 a.m. (Eastern Standard Time)

The Meeting to be held virtually at the following link: https://web.viewproxy.com/ASNS/2025.

ACTELIS NETWORKS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 12, 2025

An annual meeting of stockholders (the “Annual Meeting”) of Actelis Networks, Inc. (“Actelis”, the “Company”, “we”, “us”, or “our”) will be held virtually on August 12, 2025, at 10:00 a.m. (Eastern Standard Time), virtually at the following link: https://web.viewproxy.com/ASNS/2025, to consider the following proposals:

1.      To elect one Class III director to serve on our board of directors for a term of three years or until our 2028 Annual Meeting of Stockholders, for which Tuvia Barlev is the nominee (“Proposal No. 1”);

2.      To ratify the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal No. 2”);

3.      To approve the Actelis 2025 Equity Incentive Plan (the “2025 Plan”) (“Proposal No. 3”);

4.      To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve Proposal No. 1, Proposal No. 2 and/or Proposal No. 3 (“Proposal No. 4”); and

5.      To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your board of directors recommends a vote “FOR” Proposal Nos. 1, 2, 3 and 4. The Company intends to mail the Proxy Statement and Proxy Card enclosed with this notice on or about June 27, 2025 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on June 13, 2025 (the “Record Date”) will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

By Order of the Board of Directors
/s/ Tuvia Barlev
Tuvia Barlev
Chairman of the Board of Directors June 26, 2025

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be
held on August 12, 2025. The Proxy Statement is available at https://web.viewproxy.com/ASNS/2025.

i

Actelis Networks, Inc.
4039 Clipper Court
Fremont, CA 94538
(510) 545-1045

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
August 12, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of the Company to be voted at the Annual Meeting of Stockholders, which will be held on August 12, 2025, at 10:00 a.m. (Eastern Standard Time), virtually at the following link: https://web.viewproxy.com/ASNS/2025, and at any postponements or adjournments thereof. The proxy materials will be mailed to stockholders on or about June 27, 2025.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on June 13, 2025, the Record Date, will be entitled to receive notice of, attend and vote at the meeting.

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•        this Proxy Statement for the Annual Meeting;

•        the Proxy Card or voting instruction form for the Annual Meeting; and

•        the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

What is the Proxy Card?

The Proxy Card enables you to appoint Tuvia Barlev, our Chief Executive Officer, and Yoav Efron, our Chief Financial Officer and Deputy Executive Officer, as your representative at the Annual Meeting. By completing and returning a Proxy Card, you are authorizing each of Mr. Barlev and Mr. Efron, to vote your shares at the Annual Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of one Class III director to serve on the Company’s board of directors for a term of three years until our 2028 Annual Meeting of Stockholders for which Tuvia Barlev is the nominee (Proposal No. 1); (ii) the ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited (“PwC”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2); (iii) the approval of the Company’s 2025 Equity Incentive Plan (Proposal No. 3); and (iv) the approval of the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve Proposal No. 1, Proposal No. 2 and/or Proposal No. 3 (Proposal No. 4).

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one third of the number of shares of common stock issued and outstanding on the Record Date will constitute a quorum permitting the meeting to conduct its business. As of the Record Date, there were 9,211,797 shares of the Company’s common stock issued and outstanding, each share entitled to one vote at the meeting. Thus, the presence of the holders of 3,070,599 shares of common stock will be required to establish a quorum. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If you are a stockholder of record (i.e., your shares are registered directly in your name with VStock Transfer, our transfer agent), you must register in advance to attend the Annual Meeting virtually. Please register to attend the Annual Meeting at https://web.viewproxy.com/ASNS/2025 by 11:59 p.m. Eastern Time on August 11, 2025. You will need to enter your name, phone number, control number (found on your proxy card or notice) and email address as part of the registration, following which, you will receive an email confirming your registration. You will also receive an email with a unique link and password. On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the unique link and password you received via email.

Beneficial Owner of Shares Held in Street Name (non-Israeli brokerage firm, bank, broker-dealer, or other nominee holders)

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•        By Telephone or Internet — All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•        In Person — All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

•        By Mail — You may vote by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

The board of directors has appointed Tuvia Barlev, our Chief Executive Officer, and Yoav Efron, our Chief Financial Officer and Deputy Chief Executive Officer, to serve as the proxies for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What happens if I do not give specific voting instructions?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the board of directors. If a stockholder does not give timely customer direction to its broker or nominee with respect to a “non-routine” matter, the shares represented thereby (“broker non-votes”) cannot be voted by the broker or nominee, but will be counted in determining whether there is a quorum. Of the proposals described in this Proxy Statement, Proposal Nos. 1, 3 and, 4 are considered “non-routine” matters. Proposal No. 2 is considered a “routine” matter.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholders of Record.    If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

What is the required vote for each proposal?

Proposal No. 1:    The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. The proxies cannot be voted for a greater number of persons than one.

Proposal No. 2:    The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for the approval of Proposal No. 2. Stockholder ratification of the selection of PwC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 is not required by our Bylaws or other applicable legal requirement; however, our board is submitting the selection PwC, to stockholders for ratification as a matter of good corporate practice. In the event that the stockholders do not approve the selection of PwC, the audit committee will reconsider the appointment of the independent registered accounting firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal.

Proposal No. 3:    The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for the approval of Proposal No. 3. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

Proposal No. 4:    The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for the approval of Proposal No. 4. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

What are the board’s recommendations?

The board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the board recommends a vote:

•        “FOR” the approval of Proposal No. 1;

•        “FOR” the approval of Proposal No. 2;

•        “FOR” the approval of Proposal No. 3;

•        “FOR” the approval of Proposal No 4;

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the board of directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are proxy materials delivered to households?

With respect to eligible stockholders who share a single address, we may send only one Notice or other Annual Meeting materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Actelis Networks, Inc., 4039 Clipper Court, Fremont, CA 94538, Attention: Corporate Secretary or by calling us at +1 (510) 545-1045. Eligible stockholders of record receiving multiple copies of our Notice or other Annual Meeting materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of Notice or other Annual Meeting materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the Corporate Secretary at the address or phone number set forth above.

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The members of our board of directors are classified into three classes with staggered three-year terms, as follows:

•        Class I, comprised of two directors, Gideon Marks and Julie Kunstler (with their terms expiring at our 2026 annual meeting of stockholders);

•        Class II, comprised of one director, Niel Ransom (with his term expiring at our 2027 annual meeting of stockholders); and

•        Class III, comprised of one director, Tuvia Barlev (with his term expiring at this annual meeting of stockholders and who is the nominee for re-election).

To preserve the classified board structure, a director elected by the board of directors to fill a vacancy holds office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier death, resignation, retirement or removal.

Tuvia Barlev been nominated by our Nominating and Governance Committee for reelection as the Class III director at the Annual Meeting. Tuvia Barlev is currently serving a term which expire at our Annual Meeting.

Biographical and certain other information concerning the Company’s nominees for election to the board of directors and additional directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

The following sets forth certain information with respect to each of our directors who are up for election or re-election at the Annual Meeting (Class III director) and each additional director currently serving on our board of directors:

Name	Age	Class	Position(s)
Tuvia Barlev	63	Class III	Chief Executive Officer and Chairman
Niel Ransom*	75	Class II	Director
Julie Kunstler*	69	Class I	Director
Gideon Marks*	70	Class I	Director

____________

*       Independent, as that term is defined by the rules of the Nasdaq Stock Market.

Biography of Class III Director Nominee Subject to Re-election at the Annual Meeting

Tuvia Barlev — Chief Executive Officer, Chairman of the Board, and Secretary

Mr. Barlev has served as our Chief Executive Officer and Secretary since January 2013 and as the Chairman of the board since 2010. Previously, Mr. Barlev founded our company in 1998 and served as the Chief Executive Officer until January 2010. Mr. Barlev is a seasoned serial entrepreneur with more than 25 years of experience in high-technology leadership in military, telecommunications, e-commerce, Big Data and clean energy. Prior to joining Actelis, he was head of the R&D organization at Teledata (acquired by ADC in 1998), a global supplier of advanced digital loop carrier (DLC) equipment from 1996 to 1998. Previously, Mr. Barlev served as a senior research officer with the Israeli government, and he was also founder, Chairman/Acting CEO at companies including Superfish Inc., a leading provider of visual search technology, from 2007 to 2015; Leyden Energy, a leading supplier of breakthrough battery technology from 2010 to 2012; Adyounet Inc., provider of advanced direct marketing services over the Web from 2006 to 2009; and SafePeak LTD., provider of hot data acceleration platform for Big Data across the cloud from 2011 to 2012. Mr. Barlev holds BSC and MSEE degrees from Tel Aviv University, both Summa Cum Laude.

Biographies of Other Directors

Julie Kunstler — Director

Julie Kunstler, age 69, is a seasoned professional with broad experience in the communications components, equipment, and software industry, having served as an executive, venture-fund investor, analyst, and board member. Since April 2024, Ms. Kunstler has been serving as an External Non-Executive Director for Ethernity Networks, a company traded on the London Stock Exchange. Previously, between November 2010 and April 2024, Ms. Kunstler worked at Omdia (a division of InformaTech), lastly holding the position of Chief Analyst for the Broadband Access Intelligence Service, covering the fixed broadband access industry ecosystem. Prior to her role at Omdia, between 2006 and 2010, Ms. Kunstler was the Vice President of Business Development at Teknovus, a venture-backed startup specializing in Passive Optical Network (PON) chip technology. Ms. Kunstler holds a Bachelor’s degree from University of Cincinnati and an MBA degree from University of Chicago.

Gideon Marks — Director

Mr. Marks is a seasoned professional with over 35 years of experience in leading technology companies, specializing in financial, business, and corporate development roles. Mr. Marks has served as an advisory board member of Deepdub, Inc., a company specializing in dubbing and voice over localization, since July 2023, and as the co-founder of DogLog, an app that connects all aspects of a dog’s life in one app, since January 2018. In addition, Mr. Marks has served as a mentor for the Google for Startups Accelerator since January 2018. Mr. Marks’ previous experience includes taking three companies public on Nasdaq as their Chief Financial Officer (Lannet Data Communications Ltd., Radcom Ltd. (Nasdaq: RDCM), and Silicom Ltd. (Nasdaq: SILC)), and successfully leading four others to acquisitions as their Chief Financial Officer (Radnet Inc., RealTime Image, Ltd., Adamind Ltd., and Net Optics, Inc.). Mr. Marks holds a B.A. in Economics and an MBA Finance from Tel Aviv University in Israel.

Niel Ransom — Director

Dr. Ransom, age 75, is a seasoned professional with five decades of experience in the communications, networking, and venture capital. From 2018 to 2024, he was a Partner at Celesta Capital, a venture capital firm investing in and directing deep-tech startups. He served as a director of Radisys Corp (NASDAQ: RSYS). between August 2010 and June 2018, of Cyan, Inc (NYSE: CYNI) from June 2009 and August 2015, of AppliedMicro NASDAQ: AMCC) from July 2006 to August 2009, and of ECI Telecom (NASDAQ: ECIL) from June 2006 to September 2007. Mr. Ransom was a principal of Ransomshire Associates, Inc., an advisory firm he founded in 2005. He previously served as Chairman of Saguna Networks, a provider of MobileEdge computing solutions, and Chairman of Teknovus, a provider of fiber-to-the-home semiconductors. He served on the board of directors of Kbro (CATV service provider in Taiwan), CoreOptics (optical networking modules), Turin Networks (carrier ethernet equipment), Overture Networks (Broadband service optimization solutions), DesignArt Networks (semiconductors for mobile base stations), Capella Photonics (wavelength selective switch), OPNT (optical positioning navigation and timing), and Polatis (fiber switching systems. Previously, as worldwide Chief Technology Officer of Alcatel (telecommunications equipment provider) and a member of its Executive Committee, he was responsible for research, corporate strategy, intellectual property and R&D investment. Prior to that, he directed Alcatel’s access and metro optical business in North America. Earlier in his career, he directed the Advanced Technology Systems Center at BellSouth and various development and applied research organizations in voice and data switching at Bell Laboratories. He holds a Ph.D. in electrical engineering from the University of Notre Dame, BSEE and MSEE degrees from Old Dominion University, and an MBA from the University of Chicago.

Biographies of Executive Officers

Yoav Efron, Deputy Chief Executive Officer and Chief Financial Officer

Mr. Efron serves as our Chief Financial Officer since January 2018, and as our Deputy Chief Executive Officer since May 2024. Mr. Efron is responsible for all financial aspects of our business and for strategy, as well as Information Technology and Human Resources. Prior to joining Actelis, Mr. Efron was the CFO of TriPlay Inc. and eMusic Inc., a B2C cloud media services company from 2012 to 2017. From 2010 to 2014, Mr. Efron was an entrepreneur in energy efficiency and from 1998 through 2010 worked at Avaya Inc., a Fortune 500 telecommunications company in various executive financial roles including Finance Director. Mr. Efron earned his bachelor’s degree in economics and management from the Hebrew University of Jerusalem.

Elad Domanovitz, Chief Technology Officer

Dr. Domanovitz serves as our Chief Technologies Officer since April 2017, prior to that he served as director of technologies from 2014. Dr. Domanovitz brings extensive experience envisioning and developing Actelis’ research capabilities. As Actelis’ Chief Scientist, Dr. Domanovitz is responsible for driving Actelis’ technology development and aligning it with the company’s overall vision and worldwide go-to-market strategies. Dr. Domanovitz is also responsible for enriching the Actelis IT portfolio and he also actively participates in standards committees. Dr. Domanovitz joined Actelis in November 2005 and has since held several positions in the Algorithms and CTO groups. Dr. Domanovitz holds a Ph.D., MSc. and a BSc (cum laude) in Electrical Engineering from Tel Aviv University.

Eyal Aharon, VP R&D

Mr. Aharon serves as our Vice President of R&D since January 2018. Previously, Mr. Aharon served as our director of software engineering from 2011 through December 2017. Mr. Aharon brings extensive experience in Research and Development to Actelis, having over 20 years in the telecommunication industry. As Actelis’ VP of R&D, Mr. Aharon is responsible for all current and strategic activities of the R&D group. Mr. Aharon joined Actelis in 2000 and has since held several positions within the R&D group. Prior to joining Actelis, he held several positions in ADC Teledata. Mr. Aharon holds a BA in Computer Science and Economics from Tel-Aviv University, and a Master’s in Economics from Tel-Aviv University.

Michal Winkler-Solomon, VP Marketing

Ms. Winkler-Solomon serves as our Vice President of Marketing since March 2017 and prior as AVP of Product Marketing from March 2016. Ms. Winkler-Solomon has more than 20 years of Product Marketing and Product Management experience. Since joining Actelis in 2001, Ms. Winkler-Solomon has held Product Management, and Product Marketing positions, where she has been responsible for product specifications, positioning, and marketing of the company’s industry-leading Ethernet in the First Mile product line.

Prior to Actelis, Ms. Winkler-Solomon held positions as Chief Technology Officer of BeConnected. Prior, Ms. Winkler-Solomon held positions as Product Manager of the Access Division at Telrad Telecommunications where she led Nortel Networks product development. Prior, Ms. Winkler-Solomon spent five years developing communication systems for the Israeli army. Ms. Michal Winkler-Solomon holds a B.Sc in Electrical Engineering from the Technion and an MBA from Tel Aviv University.

Yaron Altit, Executive Vice President, International Sales

Mr. Altit serves as our Vice President of International Sales since June 2017. Prior to joining us, Mr. Altit was self-employed from 2013 to 2017. Mr. Altit brings more than 25 years of experience to his position as Actelis’ Executive Vice President International Sales business unit, including vast experience in sales management positions in the Telecom, Datacom, and control plane industries. In his role, Mr. Altit is responsible for all EMEA & APAC regions customer-facing functions, including sales, customer support, pre-sale engineering, business development and regional marketing. Mr. Altit held executive positions in several telecommunication companies, including management of Sales, Customer Support and Business Development at Schema, where he was the General Manager of EMEA Business unit. Previously, Mr. Altit held top sales management positions at Mindspeed Technologies. Mr. Altit was responsible for European and International sales at T-Soft (now Cramer Systems, an Amdocs OSS division). Mr. Altit studied towards a B.A. in Economics and Accounting at the Ramat Gan College.

Hemi Kabir, Vice President, Operations

Mr. Kabir serves as our Vice President of Operations since January 2015. With more than 20 years of experience in operations, supply chain and engineering, Mr. Kabir manages Actelis’ Supply Chain, Purchasing, Quality Assurance and Operations Engineering departments, and is responsible for Actelis’ operations including manufacturability, continuous improvement initiatives and cost-savings activities. Prior to joining Actelis, Mr. Kabir was head of Supply

Chain management and purchasing at “Better place” Israel, where he was in charge of defining and managing the supply chain divisions. Mr. Kabir holds MBA degree from Heriot Watt University, BA degree in management from the Open University and Industrial practical engineering diploma from Israeli College of Management.

Bret Harrison, Senior Vice President of Sales, North Americas

Mr. Harrison brings more than 20 years of experience including sales leadership, strategy and business development in various technology fields such as communications and cyber security. Prior to joining the Company, since September 2023, Mr. Harrison was the President of Sage Holdings, LLC. From June 2020 until August 2023, Mr. Harrison was the RVP of Sales at Palo Alto Networks. From June 2019 until June 2020, Mr. Harrison served as the VP of North American Banking Service Sales at NCR Corporation. From January 2017 until June 2019, Mr. Harrison served as the VP of Telco Sales at Check Point Software Technologies. From October 2012 until January 2017, Mr. Harrison served as a Vice President of Sales at Avaya. From October 2002 until January 2012, Mr. Harrison served as the VP of Sales at the Company. Mr. Harrison holds a Bachelor of Science degree in Electronics from Chapman University.

Family Relationships

There are no family relationships among any of our current or former directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board Meetings

The board met on twelve occasions during the fiscal year ended December 31, 2024. Each of the members of the board attended at least 80% of the meetings held by the board during the fiscal year ended December 31, 2024. None of our directors attended our 2024 annual meeting of stockholders.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage our directors to attend.

Committees of the Board

Audit Committee

Our audit committee is comprised of Niel Ransom, Julie Kunstler, and Gideon Marks, with Gideon Marks serving as Chairperson. The audit committee is responsible for retaining and overseeing our independent registered public accounting firm, approving the services performed by our independent registered public accounting firm and reviewing our annual financial statements, accounting policies and our system of internal controls. The audit committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the audit committee’s composition and meetings. The audit committee charter is available on our website www.actelis.com.

The board of directors has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the board of directors has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The board of directors has determined that Gideon Marks is an “audit committee financial expert” serving on its audit committee as the SEC has defined that term in Item 407 of Regulation S-K.

The audit committee met on four occasions during the fiscal year ended December 31, 2024. Each of the members of the audit committee attended at least 80% of the meetings held by the audit committee during the fiscal year ended December 31, 2024.

Compensation Committee

Our compensation committee consists of Niel Ransom, Julie Kunstler, and Gideon Marks, with Julie Kunstler serving as Chairperson.

The compensation committee’s roles and responsibilities include making recommendations to the board of directors regarding the compensation for our executives, the role and performance of our executive officers, and appropriate compensation levels for our CEO, which are determined without the CEO present, and other executives. Our compensation committee also administers our 2015 Equity Incentive Plan. The compensation committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the compensation committee’s composition and meetings. The compensation committee charter is available on our website www.actelis.com.

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluates the performance of our Chief Executive Officer in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives. Our compensation committee has the sole authority to determine our Chief Executive Officer’s compensation. In addition, our compensation committee, in consultation with our Chief Executive Officer, reviews and approves all compensation for other officers, including the directors. Our Chief Executive Officer and Chief Financial Officer also make compensation recommendations for our other executive officers and initially propose the performance objectives to the compensation committee.

The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies.

Our board of directors has determined that all three members of the compensation committee are “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The compensation committee met on one occasion during the fiscal year ended December 31, 2024. Each of the members of the compensation committee attended at least 80% of the meetings held by the compensation committee during the fiscal year ended December 31, 2024.

Nominations and Corporate Governance Committee

The members of the nominations and corporate governance committee are Niel Ransom, Julie Kunstler, and Gideon Marks, with Niel Ransom serving as Chairperson.

The nominations and corporate governance committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the nominations and corporate governance committee’s composition and meetings. The nominations and corporate governance committee charter is available on our website www.actelis.com.

The nominations and corporate governance committee develops, recommends and oversees implementation of corporate governance principles for us and considers recommendations for director nominees. The nominations and corporate governance committee also considers stockholder recommendations for director nominees that are properly received in accordance with applicable rules and regulations of the SEC. Our stockholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our bylaws. See “When are Stockholder Proposals Due for the 2026 Annual Meeting?”

The nominations and corporate governance committee will consider persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that a candidate for nomination:

•        should be accomplished in his or her field and have a reputation, both personal and professional, that is consistent with our image and reputation;

•        should have relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise; and

•        should be of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

The nominations and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominations and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board of directors members. The nominations and corporate governance committee will not distinguish between nominees recommended by stockholders and those recommended by other persons.

Our board of directors has determined that all three members of the nominations and corporate governance committee are “independent” as that term is defined by the rules of the Nasdaq Stock Market.

The nominations and corporate governance committee met on one occasion during the fiscal year ended December 31, 2024. Each of the members of the nominations and corporate governance committee attended the meeting held by the nominations and corporate governance committee during the fiscal year ended December 31, 2024.

Stockholder Communications with the Board of Directors

Historically, we have not provided a formal process related to stockholder communications with the board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders or other interested parties may communicate with any director by writing to them at Actelis Networks, Inc., 4039 Clipper Court, Fremont, CA 94538, Attention: Corporate Secretary.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics that applies to all our employees. The text of the Code of Business Conduct and Ethics is publicly available on our website at www.actelis.com. Information contained on, or that can be accessed through, our website does not constitute a part of this report and is not incorporated by reference herein. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive and financial officers will be posted on the “Investors — Governance” section of our website at www.actelis.com or will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

Board Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that we face, while our board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our board assesses major risks facing our Company and options for their mitigation in order to promote our stockholders’ interests in the long-term health of our Company and our overall success and financial strength. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our full board in the risk oversight process allows our board to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for our Company. Our board regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, risk management, insurance, pending and threatened litigation and significant commercial disputes.

While our board is ultimately responsible for risk oversight, various committees of our board oversee risk management in their respective areas and regularly report on their activities to our entire board. In particular, the audit committee has the primary responsibility for the oversight of financial risks facing our Company. The audit committee’s charter provides that it will discuss our major financial risk exposures and the steps we have taken to monitor and control such exposures. Our board has also delegated primary responsibility for the oversight of all executive compensation and our employee benefit programs to the compensation committee. The compensation committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our board’s leadership structure provides appropriate checks and balances against undue risk taking.

Anti-hedging Policy

Our insider trading policy prohibits directors, officers and other employees or contractors from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time.

Director Compensation

The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2024.

Name	Cash Fees Earned ($)	RSU awards ($)	All Other Compensation ($)	Total ($)
Dr. Israel Niv(1)	19,000	—	—	19,000
Dr. Naama Halevi-Davidov(2)	7,125	—	—	7,125
Joseph Moscovitz(3)	19,000	—	—	19,000
Noemi Schmayer(4)	7,415	—	—	7,415
Gideon Marks(5)	11,875	—	—	11,785

____________

(1)      Mr. Niv departed the Company on April 1, 2025.

(2)      Ms. Halevi-Davidov departed the Company on May 9, 2024.

(3)      Mr. Moscovitz departed the Company on February 1, 2025.

(4)      Ms. Schmayer departed the Company on May 15, 2024.

(5)      Mr. Marks joined the Company on May 15, 2024.

Our board adopted a non-employee director compensation policy pursuant to which each of our directors who is not an employee or consultant of our company will be eligible to receive an annual cash retainer of $10,000 for his or her service on our board of directors and an annual cash retainer of $2,000 for his or her service on a committee of our board of directors, with the chairperson of each committee receiving an additional $3,000 annually. Additionally, following the IPO, as compensation for serving on the board, our former board members Dr. Naama Halevi-Davidov, Israel Niv, Noemi Schmayer and Joseph Moscovitz were each granted 2,500 RSUs, of which shall fully vest over 36 months, subject to each member’s continued service on the board. Furthermore, in connection with our IPO, on May 2, 2023, the board approved the annual issuance of RSUs worth $100,000 at their time of their grant to each of our members of the board at the time: Dr. Naama Halevi-Davidov, Israel Niv, Noemi Schmayer and Joseph Moscovitz (the “Annual RSU Grants”). The Annual RSU Grants shall fully vest over 36 months, subject to each member’s continued service on the board, as compensation for serving on the board. Each Annual RSU Grant will be subject to their availability under the 2025 Plan (if approved). The former members of our board did not receive any new grants of options during 2023 or 2024.

Vote Required

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. The proxies cannot be voted for a greater number of persons than one.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE NAMED ABOVE
UNTIL THE TERM OF SUCH DIRECTOR EXPIRES IN ACCORDANCE WITH HIS CLASS, AND
PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS
A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF PWC AS INDEPENDENT PUBLIC ACCOUNTANT FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2025

The audit committee has appointed PwC, independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2025. The board proposes that the stockholders ratify this appointment. We expect that representatives of PwC will be either present or available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by PwC for each of our last two fiscal years for the categories of services indicated.

Fee category	2024	2023
Audit Fees	$241,516	$255,938
Audit-related fees	$51,000	$39,463
Tax fees	$29,685	$15,571
All other fees	$—	$—
Total fees	$322,201	$310,972

Audit Fees

PwC billed us audit fees in the aggregate amount of $241,516 and $255,938 for the years ended December 31, 2024 and 2023, respectively. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

PwC billed us audit-related fees in the aggregate amount of $51,000 and $39,463 for the year ended December 31, 2024 and 2023, respectively.

Tax Fees

PwC billed us tax fees in the aggregate amount of $29,685 and $15,571 for the year ended December 31, 2024 and 2023, respectively. These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

PwC did not bill us for any other fees for the year ended December 31, 2024 and 2023.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2024 and December 31, 2023 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for the approval of Proposal No. 2. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PwC
AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL NO. 3

A PROPOSAL TO APPROVE THE COMPANY’S 2025 EQUITY INCENTIVE PLAN

Background

At the Annual Meeting, stockholders are requested to approve and adopt the Actelis 2025 Equity Incentive Plan, which we refer to as the “2025 Plan”.

The 2025 Plan will replace the Company’s existing equity plan, the 2015 Equity Incentive Plan.

The Company’s board of directors is submitting for stockholder approval the 2025 Plan, after declaring it advisable for the Company.

The Company believes that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2025 Plan are an important attraction, retention and motivation tool for participants in the 2025 Plan. Our long-term equity incentives help align our executive officers’ interests with those of our shareholders, help hold executives accountable for performance, and help us attract, motivate and retain executives. Our board of directors approved the 2025 Plan based on a belief that the number of shares currently available for new award grants under the existing 2015 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. Our board of directors believe that the 2025 Plan will give us the necessary flexibility to structure future incentives and better attract, retain and reward our executives and key employees.

If approved by the Company’s stockholders, the 2025 Plan will be effective as of the date the stockholders approved the 2025 Plan. Capitalized terms used but not defined in this proposal shall have the meaning ascribed to them in the 2025 Plan document.

The following is a summary of the principal features of the 2025 Plan. This summary does not purport to be a complete description of all of the provisions of the 2025 Plan. It is qualified in its entirety by reference to the full text of the 2025 Plan, which is included as Exhibit A to this Proxy Statement.

Administration

The compensation committee, which is comprised of non-employee directors, generally will administer awards granted under the 2025 Plan and determine which eligible individuals are to receive option grants or stock issuances under the 2025 Plan, the times when the grants or issuances are to be made, the number of shares of Common Stock subject to each grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. To the extent permitted by applicable law, the compensation committee or the Board may delegate its authority to one or more employees or directors of the Company. Further, the board of directors has reserved to itself the authority to grant awards to the non-employee members of the board of directors, and the board of directors may reserve to itself any of the compensation committee’s other authority and may act as the administrator of the 2025 Plan.

Eligibility

Persons eligible to receive options, SARs or other awards under the 2025 Plan are those employees, directors and consultants of the Company or any subsidiary. The 2025 Plan provides for granting awards under various tax regimes, including, without limitation, for awards granted to our United States employees or service providers, including those who are deemed to be residents of the United States for tax purposes, Section 422 of the Code and Section 409A of the Code and in compliance with Section 102 of the Ordinance and Section 3(i) of the Ordinance under the Israel Subplan.

Number of Shares Authorized

Shares Subject to the 2025 Plan.    As of June 13, 2025, 99,289 shares of the Company’s common stock remain available for future grants under the 2015 Plan (“Unissued 2015 Plan Shares”).

The number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2025 Plan (the “Plan Share Limit”) will be 1,899,298 shares, which include 1,800,000 shares authorized by this Proposal No. 3, and 99,289 shares of the Company’s common stock that remain available for future grants under the 2015 Plan as of June 13, 2025.

Any shares of common stock subject to an award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related will again be available for issuance under the 2025 Plan. No shares subject to an award will become available again if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled SAR or other awards that were not issued upon the settlement of the award.

The compensation committee, in its sole discretion, may grant awards under the 2025 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards are not counted against the 2025 Plan Share Limit; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for awards under the 2025 Plan and shall not count toward the 2025 Plan Share Limit.

The number of shares authorized for issuance under the 2025 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends, similar transactions or any other change affecting our common stock.

Awards Available for Grant

The 2025 Plan authorizes the grant of equity-based and cash-based compensation awards to those officers and employees of, and consultants to, the Company and its subsidiaries who are selected by the compensation committee, and the 2025 Plan also authorizes the board of directors to grant awards to the non-employee directors of the Company. Awards under the 2025 Plan may be granted in the form of stock options, stock appreciation rights (or “SARs”), restricted shares, restricted share units, and other share-based awards

Options

Options granted under the 2025 Plan may be either “Incentive stock options” (“ISOs”), which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock (“NSOs”) options that do not meet the requirements of Section 422 of the Code. ISOs may be granted under the 2025 Plan with respect to all of the shares of common stock authorized for issuance under the 2025 Plan (the “ISO Limit”). Options may also be issued in compliance with Section 102 of the Ordinance and Section 3(i) of the Ordinance under the Israel Subplan.

The duration of any option shall be within the sole discretion of the Board; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within 10 years after the date the option is granted and any incentive stock option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price of all options will be determined by the Board; provided, however, that the exercise price of an option (including incentive stock options or nonqualified stock options) will be equal to, or greater than, the fair market value of a share of our stock on the date the option is granted and further provided that incentive stock options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of our stock on the date of grant.

Stock Appreciation Rights

The compensation committee in its discretion may grant SARs to participants under the 2025 Plan. A SAR entitles the holder to receive from the Company upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of shares and cash as set forth in the applicable award agreement.

Restricted Stock

Under the 2025 Plan, the compensation committee may grant or sell restricted shares to participants (i.e., shares that are subject to conditions or restrictions including a requirement that the Participant pay a purchase price for each restricted share or a substantial risk of forfeiture based on continued service to the Company and/or the achievement of performance objectives, and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the compensation committee, upon the grant of restricted shares, the recipient generally will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive dividends and other distributions paid or made with respect to the restricted shares. However, any dividends payable with respect to unvested restricted shares will be accumulated or reinvested in additional restricted shares on a contingent basis, subject to forfeiture until the vesting of the underlying award. During the applicable restriction period, the participant may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares.

Restricted Share Unit Awards

The compensation committee may grant or sell restricted share units to participants under the 2025 Plan. Restricted share units constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period and/or upon the achievement of specified performance objectives, subject to such other terms and conditions as the compensation committee may specify, consistent with the provisions of the 2025 Plan. Restricted share units are not shares of common stock and do not entitle the participants to any of the rights of a stockholder. Restricted share units will be settled, in cash or shares, in an amount based on the fair market value per share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the compensation committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The compensation committee may grant other share-based awards to participants under the 2025 Plan. Other share-based awards are awards that are valued in whole or in part by reference to shares or are otherwise based on the value of our common stock, such as unrestricted shares or time-based or performance-based units that are settled in shares and/or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the compensation committee may determine, consistent with the provisions of the 2025 Plan.

Performance Compensation Awards

The compensation committee may award performance shares and/or performance units under the 2025 Plan. Performance shares and performance units are awards, denominated in shares of common stock, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the compensation committee. The compensation committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Transferability

Except as the compensation committee otherwise determines, awards granted under the 2025 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the compensation committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the 2025 Plan may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.

Amendment

Our Board may at any time terminate the 2025 Plan or make such amendments thereto as it deems advisable, without action on the part of our stockholders unless their approval is required under any rule promulgated by the SEC or any securities exchange on which the Company’s securities are listed. However, no termination or amendment will, without the consent of the individual to whom any option has been granted, affect or impair the rights of such individual. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the 2025 Plan more than ten years from the date the 2025 Plan was amended and restated or the date such amendment and restatement was approved by our stockholders, whichever is earlier.

Change in Control

In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines without a Participant’s consent, including, without limitation, that either (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) any outstanding Awards that are subject to performance objectives shall be converted to service-vesting awards by the resulting entity, as if “target” performance had been achieved as of the date of the Change of Control, and shall continue to vest based on the Participant’s Continuous Service during the remaining performance period or other period of required service; or (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award for the full duration of their term and outstanding Awards that are subject to performance objectives shall be converted to service-vesting awards by the resulting entity, as if “target” performance had been achieved as of the date of the Change of Control; or (iv) to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger of Change in Control in exchange for payment in cash.

The 2025 Plan generally defines a change of control to include: (i) the acquisition of more than 50% of the Company’s voting securities, (ii) the replacement of a majority of the incumbent members of the board of directors in a 24-month period, (iii) a merger or consolidation, unless the Company’s stockholders own more than 50% of voting securities of the resulting corporation, or (iv) sale of all or substantially of the Company’s assets.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2025 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations that may apply in light of the circumstances of a particular participant under the 2025 Plan. The income tax consequences under applicable foreign, state and local tax laws may not be the same as under U.S. federal income tax laws.

Options

Non-Qualified Stock Options

A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options

A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and more than one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Restricted Stock

A participant will not recognize taxable income at the time of grant of restricted shares, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares.

Restricted Stock Units

A participant will not recognize taxable income at the time of grant of a restricted share unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid upon settlement of the award.

SARs

A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) equal to the fair market value of any shares delivered and the amount of cash paid upon exercise of the SAR

Stock Bonus Awards

Generally, participants will recognize taxable income at the time of settlement of other share-based awards, with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award.

Section 162(m)

When a participant recognizes ordinary compensation income as a result of an award granted under the 2025 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law. As a result of those limitations, there can be no assurance that any compensation awarded or paid under the 2025 Plan will be deductible, in whole or in part. For example, Section 162(m) of the Internal Revenue Code generally disallows the deduction of compensation in excess of $1 million per year payable to certain “covered employees.” As a result, all or a portion of the compensation paid to one of our covered employees pursuant to the 2025 Plan may be non-deductible pursuant to Section 162(m).

Further, to the extent that compensation provided under the 2025 Plan may be deemed to be contingent upon a change of control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A

Section 409A of the Internal Revenue Code imposes additional tax upon the payment of nonqualified deferred compensation unless certain requirements are met. We intend that awards granted under the 2025 Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

This general discussion of U.S. federal income tax consequences is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2025 Plan. Different tax rules may apply to specific participants and transactions under the 2025 Plan.

New Incentive Plan Benefits

We are unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of our named executive officers, (ii) our current executive officers, as a group, (iii) our employees who are not executive officers, as a group, and (iv) our non-executive directors, as a group as a result of the approval of the amendment to the 2025 Plan because at this time we are unable to determine whether any of the current non-executive directors will meet the requirements to receive any automatic grants of options under the 2025 Plan and all other stock awards granted to such persons are granted by the Compensation Committee on a discretionary basis.

Interests of Directors or Officers

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors, a director or an officer may be granted equity award under our 2025 Plan, and/or a director or an officer is a shareholder of our common stock.

Israeli Subplan and Tax Matters

Section 102 of the Israeli Income Tax Ordinance (New Version), 1961, as amended (the “Section 102”; “Tax Ordinance”, respectively) shall apply to allocation of Awards and/or shares to employees, directors and office holders, but excluding controlling shareholders (as defined in Section 32(9) of the Ordinance) (the “Employees”). Awards granted under Section 102 may be classified as 102 Trustee Grant to be held by a trustee for the benefit of the Employees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Trustee”; “Holding Period”, respectively) or as Non-Trustee Grant, without a trustee. The Trustee is appointed by the Company and approved by the Israeli Tax Authorities. Under the trustee track, the trustee may not release any 102 Trustee Grants or shares allocated or issued upon exercise of 102 Trustee Grants prior to the end of the Holding Period and the full payment of participant’s tax liabilities arising from 102 Trustee Grant which were granted to him and/or any shares allocated or issued upon exercise of such Awards. With respect to any 102 Trustee Grant, a participant shall not sell or release from trust any share received upon the exercise of an 102 Trsutee Grant and/or any share received subsequently following any realization of rights, including bonus shares, until the lapse of the Holding Period described above. If any such sale or release shall occur during the Holding Period the sanctions under Section 102 shall apply and shall be borne by such participant. 102 Trustee Grants may either be classified as “ordinary income award” or “capital gains award”. The classification of the type of awards as “ordinary income award” or “capital gain award” depends on the election made by the Company prior to the date of grant, and obligates the Company to grant such type of award to all of its Employees for a period of one year following the year during which the elected type of awards were first granted.

We expect to grant Awards to our Employees as 102 Trustee Grants under the capital gain track. The 2025 Plan and the relevant election will be appropriately filed with the Israeli tax authorities at least 30 days before the grants of 102 Trustee Grants are made. Under such track, the Employee will be taxed at capital gain rates upon the sale of shares received following the exercise of such awards or upon release of such shares from trust, whichever is earlier, provided that the conditions of the “capital gains track” are met.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for the approval of Proposal No. 3. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A PROPOSAL TO APPROVE THE COMPANY’S 2025 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4

APPROVAL OF THE ADJOURNMENT

The Company is asking stockholders to approve, if necessary, adjournment of the Annual Meeting to solicit additional proxies in favor of the Director Appointment, the Auditor Appointment, and/or the adoption of the Company’s 2025 equity incentive plan. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve the Adjournment proposal. Abstentions represent the voting power present under the Company’s amended and restated bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal No. 4. Broker non-votes will have no effect on the outcome of the vote for this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the ADJOURNMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of June 13, 2025 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage(2)
Tuvia Barlev	178,768	(3)	1.9%
Yoav Efron	15,697	(4)	*
Eyal Aharon	4,771	(5)	*
Bret Harrison	3,334	(6)	*
Michal Winkler-Solomon	7,175	(7)	*
Hemi Kabir	4,552	(8)	*
Elad Domanovitz	7,134	(9)	*
Yaron Altit	4,800	(10)	*
Gideon Marks	—		—
Julie Kunstler	—		—
Niel Ransom	—		—
All executive officers and directors as a group (11 persons)	275,448		2.9%
5% Stockholders
Eli Sternheim	484,000	(11)	5.25	%(11)

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of the following entities or individuals is 4039 Clipper Court, Fremont, CA 94538.

(2)      The calculation in this column is based upon 9,211,797 shares of common stock outstanding on June 13, 2025. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of June 13, 2025 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)      Consists of (i) 161,539 shares of common stock held by Mr. Barlev and (ii) 8,325 shares of common stock issuable upon the vesting of RSUs issued to Mr. Barlev, and 8,965 shares of common stock purchased under a 10-b5 plan.

(4)      Consists of (i) 2,823 shares of common stock held by Mr. Efron and (ii) 12,874 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(5)      Includes (i) 1,567 shares of common stock held by Mr. Aharon and (ii) 3,204 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(6)      Includes (i) 1,666 shares of common stock held by Mr. Harrison and (ii) 1,668 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(7)      Includes (i) 816 shares of common stock held by Mr. Winkler-Solomon and (ii) 6,359 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(8)      Includes (i) 1,967 shares of common stock held by Mr. Kabir and (ii) 2,585 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(9)      Includes (i) 1,400 shares of common stock held by Mr. Domanovitz and (ii) 5,734 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(10)    Includes (i) 1,867 shares of common stock held by Mr. Altit and (ii) 2,933 shares of common stock issuable upon the exercise of options, which are currently exercisable.

(11)    Based on information provided to us by the shareholder.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth certain information about our executive officers:

Name	Age	Position
Tuvia Barlev	63	Chief Executive Officer and Chairman
Yoav Efron	56	Chief Financial Officer and Deputy Chief Executive Officer
Yaron Altit	55	Executive Vice President, International Sales

Tuvia Barlev — Chief Executive Officer and Chairman

Mr. Barlev’s biography is listed under Proposal No. 1 — Election of Directors.

Yoav Efron — Chief Financial Officer and Deputy Chief Executive Officer

Mr. Efron has served as our Chief Financial Officer since January 2018, and as our Deputy Chief Executive Officer since May 2024. Mr. Efron is responsible for all financial aspects of our business and for strategy, as well as Information Technology and Human Resources. Prior to joining Actelis, Mr. Efron was the CFO of TriPlay Inc. and eMusic Inc., a B2C cloud media services company, from 2012 to 2017. From 2010 to 2014, Mr. Efron was an entrepreneur in energy efficiency, and from 1998 through 2010 worked at Avaya Inc., a Fortune 500 telecommunications company in various executive financial roles including Finance Director. Mr. Efron earned his bachelor’s degree in economics and management from the Hebrew University of Jerusalem.

Yaron Altit — Executive Vice President, International Sales

Mr. Altit has served as our Vice President of International Sales since June 2017. Prior to joining us, Mr. Altit was self-employed from 2013 to 2017. Mr. Altit brings more than 25 years of experience to his position as Actelis’ Executive Vice President International Sales business unit, including vast experience in sales management positions in the Telecom, Datacom, and control plane industries. In his role, Mr. Altit is responsible for all EMEA & APAC regions customer-facing functions, including sales, customer support, pre-sale engineering, business development and regional marketing. Mr. Altit held executive positions in several telecommunication companies, including management of Sales, Customer Support and Business Development at Schema, where he was the General Manager of EMEA Business unit. Previously, Mr. Altit held top sales management positions at Mindspeed Technologies. Mr. Altit was responsible for European and International sales at T-Soft (now Cramer Systems, an Amdocs OSS division). Mr. Altit studied towards a B.A. in Economics and Accounting at the Ramat Gan College.

Summary Compensation Table

The following sets forth the compensation paid by us to our named executive officers, during the years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity incentive plan compensation ($)	All Other Compensation ($)	Total ($)
Tuvia Barlev	2024	298,188	—	—	—		25,066	323,254
Chief Executive Officer and Chairman	2023	298,000	163,000	—	—		13,834	475,885

Yoav Efron	2024	188,118	—	—	—		18,953	207,071
Deputy Chief Executive Officer and Chief Financial Officer	2023	183,727	36,500	—	—		16,337	236,564

Bret Harrison	2024	150,000		—	—	77,368	33,083	260,451
Senior Vice President of Sales, Americas	2023	67,213		6,030	—	11,231	16,457	100,930

Agreements with Named Executive Officers

We have entered into written employment agreements with our executive officers. All of these agreements contain customary provisions regarding noncompetition, confidentiality of information and assignment of inventions. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Chief Executive Officer

Employment Agreement with Mr. Tuvia Barlev

On February 15, 2015, we entered into an at-will employment agreement with Mr. Tuvia Barlev, which remains in effect as of the date of this Annual Report.

In May 2022, the Company approved an increase to Mr. Barlev’s salary, effective upon completion of the IPO, to $300,000 with performance bonuses of an additional $260,000. In addition, Mr. Barlev received a bonus of $125,000 following the IPO and is entitled annually to receive $500,000 of RSUs under the Company’s 2015 Plan. For the fiscal year of 2023, Mr. Barlev was not granted these RSUs.

In May 2023, the Company approved an increase to Mr. Barlev’s salary to $330,000, effective as of April 1,2023. In addition, Mr. Barlev was granted an additional 27,500 RSUs, and a $163,801 bonus for 2022. However, Mr. Barlev decided not to apply his approved salary increase. In addition, in September 2023 the board indefinitely delayed the grant of 27,500 RSUs to Mr. Barlev.

Mr. Barlev’s employment agreement provides that that he will be entitled to severance if we terminate his employment without “Cause” (as defined in the employment agreement), if he terminates his employment for “Good Reason” (as defined in the employment agreement), or following his death or permanent disability. In any event in which Mr. Barlev is entitled to severance pursuant to these provisions, we shall continue to pay Mr. Barlev his then-in-effect base salary and provide benefit continuation at our expense for a period of nine months from the date of termination of employment. Any severance payable to Mr. Barlev shall be payable in equal instalments in the same manner and in our regular payroll cycle as other salaried executive employees are paid.

Chief Financial Officer

Employment Agreements with Mr. Yoav Efron

In December 2017, we entered into an at will employment agreement with our Chief Financial Officer, Mr. Yoav Efron, and he entered into another, separate, at will employment agreement with our subsidiary. Both of these agreements remain in effect as of the date of this Annual Report.

In May 2022, the Company approved an increase to Mr. Efron’s salary, effective upon completion of the IPO, to $187,000 through both employment agreements with performance bonuses of an additional $50,000. In addition, Mr. Efron received a one-time $85,000 bonus upon completion of the IPO and is entitled annually to receive $100,000 of RSUs. For the fiscal year of 2023, Mr. Efron was not granted these RSUs.

In May 2023, the Company approved an increase to Mr. Efron’s salary to $205,000, effective as of April 1, 2023. In addition, Mr. Efron was granted an additional 5,500 RSUs, and a $36,500 bonus for 2022. However, Mr. Efron decided not to apply his approved salary increase. In addition, in September 2023 the board indefinitely delayed the above mentioned grant of 5,500 RSUs to Mr. Efron.

Mr. Efron’s employment agreements provide that that he will be entitled to severance if we terminate his employment without “Cause” (as defined in the employment agreements), if he terminates his employment for “Good Reason” (as defined in the employment agreements), we shall continue to pay Mr. Efron his then-in-effect base salary and provide benefit continuation at our expense for a period of nine months from the date of termination of employment following an acquisition of Actelis. Any severance payable to Mr. Efron shall be payable in equal instalments in the same manner and in our regular payroll cycle as other salaried executive employees are paid.

Executive Vice President, International Sales

Employment Agreement, as amended, with Mr. Yaron Altit

On June 19, 2017, we entered into an at-will employment agreement with Mr. Yaron Altit, which remains in effect as of the date of this Annual Report. On April 2023, the Company approved an increase to Mr. Altit’s salary, effective March 1, 2023, to a monthly salary of NIS 42,000. Additionally, Mr. Altit will receive 4,000 RSU pending board approval.

Mr. Altit’s employment agreement may be terminated by either party by providing written notice to the other party at least 90 days in advance. Should Mr. Altit resign without giving prior notice, the Company may withhold any owed amounts, including salary, equivalent to the salary he would have been entitled to receive had he been employed during the notice period.

The Company may terminate Mr. Altit’s employment agreement without the need for prior notice, if such termination is for “good cause,” as defined in the employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding options held by each of our named executive officers that were outstanding as of December 31, 2024.

	Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Equity incentive plan awards: Number of Unearned Shares that Have Not Vested		Equity incentive plan awards: Market Value of Unearned Shares, That Have Not Vested
Tuvia Barlev – Chief Executive Officer and Chairman	—		—		$—	—	4,167	(1)	$4,667

Yoav Efron – Chief Financial Officer	10,700	(2)	—		$1.058	02/08/2028	—		—
	1,903		271	(3)	$13.616	05/27/2031	—		—
	—		—		$—	—	834	(4)	$934

Bret Harrison	—		—		—	—	667	(5)	747
	—		—		—	—	2,667	(6)	2,987

____________

(1)      The RSUs vests annually in three equal tranches, with the first tranche vesting on May 17, 2023, the second tranche vested on May 17, 2024, and the last tranche vested on May 17, 2025.

(2)      This option grant was vested in full on December 7, 2021.

(3)      25% of these options vested on May 27, 2022, with the remaining 75% vesting monthly thereafter.

(4)      The RSUs vests annually in three equal tranches, with the first tranche vesting on May 17, 2023, the second tranche vested on May 17, 2024, and the last tranche vested on May 17, 2025

(5)      The RSUs vests annually in three equal tranches, with the first tranche vesting on September 14, 2024, the second tranche vested on September 14, 2025, and the last tranche vesting on September 14, 2026.

(6)      The RSUs vests annually in three equal tranches, with the first tranche vested on December 12, 2024, the second tranche vested on December 12, 2025, and the last tranche vesting on December 12, 2026.

Policies and Practices for Granting Certain Equity Awards

The Company did not grant equity awards to any named executive officer or board member during fiscal year 2024. The Compensation Committee and the board have a historical practice of not granting equity awards to named executive officers during closed quarterly trading windows as determined under the Company’s Insider Trading Policy. Annual grants of equity awards, which historically have included stock options, are typically made to the Company’s named executive officers, including named executive officers, during the open-trading-window period of the fiscal quarter in which they are awarded. Consequently, the Company has not granted, and does not expect to grant, any equity awards to any named executive officers during the period commencing four business days prior to and ending one business day following the filing with the SEC of any Company report on Forms 10-K, 10-Q or 8-K that discloses material non-public information about the Company. The compensation committee and the board do not take material non-public information into account when determining the timing of equity awards, and the Company has not timed the disclosure of material non-public information in order to affect the value of executive compensation.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on these reviews and discussions, the audit committee has recommended to the board that the audited financial statements be included in our Form 10-K for the year ended December 31, 2024.

Gideon Marks
Julie Kunstler
Niel Ransom

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Other than the compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2024, we did not participate in any transaction, and we are not currently participating in any proposed transaction, or series of transactions, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

Employment Agreements

We have entered into written employment agreements with each of our executive officers. These agreements generally provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. We have also entered into customary non-competition, confidentiality of information and ownership of inventions arrangements with our executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Options

Since our inception we have granted options to purchase our common stock to our officers and directors. Such option agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions.

Restricted Stock Grants

Since our inception we have granted restricted share awards under our 2015 Equity Incentive Plan to Directors, officers, consultants and employees. The restricted shares shall vest over a three-year period.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceedings against them as to which they could be indemnified. We also maintain an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Director Independence

See “Nominees for Director” above for a discussion regarding the independence of the members of our board of directors.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

To be considered for inclusion in the proxy statement relating to our 2026 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2026 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than the close of business on the 150th day nor later than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s Annual Meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). The notice must include information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating stockholder’s ownership of and agreements related to our stock. If the 2026 Annual Meeting is held more than 30 days before or after the first anniversary of the date of the 2025 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 90th day prior to the 2026 Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2026 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

Proposals should be addressed to:

Actelis Networks, Inc.
4039 Clipper Court
Fremont, CA 94538
(510) 545-1045

You may propose director candidates for consideration by the Board’s Corporate Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary at our principal executive offices within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2024 is being delivered with this proxy statement. Any person who was a beneficial owner of our ordinary shares on the Record Date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting an Annual Report as a stockholder of Actelis at such date. Requests should be directed in writing to Actelis Networks, Inc., 4039 Clipper Court, Fremont, CA 94538, Attention: Corporate Secretary or by calling us at +1 (510) 545-1045, Attention: Corporate Secretary. Our Annual Report, as well as other company reports, are also available on the SEC’s website (www.sec.gov).

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 4039 Clipper Court, Fremont, California 94538, Attention: Tuvia Barlev, Chief Executive Officer.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

Exhibit A

ACTELIS NETWORKS, INC.
2025 EQUITY INCENTIVE PLAN

1. Establishment, Purpose, Duration.

a. Establishment. Actelis Networks, Inc. (the “Company”) hereby establishes an equity compensation plan to be known as the Actelis Networks, Inc. 2025 Equity Incentive Plan (the “Plan”), effective as of ____________, 2025 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company at the 2025 Annual Meeting of Stockholders. Definitions of certain capitalized terms used in the Plan are contained in Section 2 hereof.

b. Purpose. The purpose of the Plan is to attract and retain Directors, Consultants, officers and other key Employees of the Company and its Subsidiaries, and to provide to such persons incentives and rewards for superior performance.

c. Duration. No Award may be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d. Termination of 2015 Plan. If the Company’s stockholders approve the Plan at the 2025 Annual Meeting of Stockholders, the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) will terminate in its entirety effective upon stockholder approval of the Plan, and no further awards may be granted under the 2015 Plan thereafter; provided that (i) all outstanding awards under the 2015 Plan as of the date of the 2025 Annual Meeting of Stockholders shall remain outstanding and shall be administered and settled in accordance with their terms and the provisions of the 2025 Plan and (ii) Shares that remain to be granted pursuant to the 2015 Plan on the date hereof shall be added to, the Share limit in Section 3(a) hereof.

2. Definitions. As used in the Plan, the following definitions shall apply.

a. “Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted or administered or in which Participants work or reside.

b. “Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Other Share-Based Awards granted pursuant to the terms and conditions of the Plan.

c. “Award Agreement” means either: (i) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (ii) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

d. “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

e. “Board” means the Board of Directors of the Company.

f. “Cause” as a reason for the Company’s (or a Subsidiary’s) termination of a Participant’s Continuous Service shall have the meaning specified in the applicable Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement that defines the term, “Cause” shall mean: (i) conduct by the Participant constituting a material act of willful misconduct in connection with the performance of the Participant’s duties that results in loss, damage or injury that is material to the Company or a Subsidiary; (ii) the commission by the Participant of any felony; (iii) continued, willful and deliberate non-performance by the Participant of the Participant’s duties to the Company or a Subsidiary (other than by reason of the Participant’s physical or mental illness, incapacity or disability); (iv) Participant’s material breach of any employment agreement, consulting agreement or agreement regarding nondisclosure of confidential information that results in loss, damage or injury that is material to the

Company or a Subsidiary; (v) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the willful inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigations; or (vi) fraud, embezzlement or theft against the Company or any of its Subsidiaries or affiliates. With respect to the events in (i), (iii) and (iv) herein, the Company or a Subsidiary shall have delivered written notice to the Participant of its intention to terminate the Participant’s employment or other service for Cause, which notice specifies in reasonable detail the circumstances claimed to give rise to the Company’s (or Subsidiary’s) right to terminate the Participant’s employment or other service for Cause and the Participant shall not have cured such circumstances to the extent such circumstances are reasonably susceptible to cure, as determined by the Company (or Subsidiary) in good faith, within thirty (30) days following the delivery of such notice to the Participant.

g. “Change of Control” shall mean, unless otherwise specified in an Award Agreement, the occurrence of any of the following:

(i) Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Subsidiaries or by any employee benefit plan of the Company or a Subsidiary) pursuant to a transaction or a series of related transactions; or

(ii)  The closing of either (A) A merger or consolidation of the Company whether or not approved by the Board, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. For this purpose, “Incumbent Directors” shall mean members of the Board who either (A) are directors of the Company on the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

h. “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated and in effect thereunder.

i. “Committee” means the Board’s Compensation Committee or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan, and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

j. “Company” means Actelis Networks, Inc., a Delaware corporation, and any successor thereto.

k. “Consultant” means an independent contractor who (i) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director, and (ii) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

l. “Continuous Service” means the uninterrupted provision of services to the Company or any Subsidiary in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence; (ii) transfers among the Company, any Subsidiaries, or any successor entities, in any capacity of Employee, Director or Consultant; or (iii) any change in status as long as the individual remains in the service of the Company, a Subsidiary, or successor of either in any capacity of Employee, Director or Consultant (except as otherwise provided in such individual’s Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

m. “Date of Grant” means the date specified by the Committee on which the grant of an Award is to be effective. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee to grant such Award. In no event shall the Date of Grant be earlier than the Effective Date.

n. “Director” means any individual who is a member of the Board and who is not an Employee.

o. “Effective Date” has the meaning given such term in Section 1(a) hereof.

p. “Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Laws.

q. “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated and in effect thereunder, as such law, rules and regulations may be amended from time to time.

r. “Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (i) the closing sale price per Share on that date as reported on the Nasdaq Stock Market or such other principal exchange on which Shares are then trading, if any, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (ii) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (iii) if neither (i) nor (ii) applies, (A) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (B) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

s. “Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

t. “Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

u. “Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10 hereof.

v. “Parent” means: (i) with respect to an Incentive Stock Option, a “parent corporation” as defined under Section 424(f) of the Code; and (ii) for all other purposes under the Plan, any corporation or other entity which owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) in the Company by reason of stock ownership or otherwise.

w. “Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

x. “Performance Award” has the meaning given such term in Section 14(a).

y. “Performance Objectives” means the performance objective or objectives that may be established by the Committee with respect to an Award granted pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives listed in Section 14(a). The Performance Objectives may be made relative to the performance of a group of comparable companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of such factors. Any Performance Objectives that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

z. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

aa. “Plan“ means this Actelis Networks, Inc. 2025 Equity Incentive Plan, as amended from time to time.

bb. “Restricted Shares” means Shares granted or sold pursuant to Section 8 hereof as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

cc. “Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9 hereof.

dd. “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

ee. “Share” means a share of common stock of the Company, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 16 hereof.

ff. “Stock Appreciation Right” means a right granted pursuant to Section 7.

gg. “Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6 hereof. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

hh. “Subsidiary” means: (i) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (ii) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

ii. “Substitute Award” means an Award that is granted in assumption of, or in substitution or exchange for, an outstanding award previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines.

jj. “Ten Percent Stockholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

kk. “2015 Plan” has the meaning given such term in Section 1(d) hereof.

3. Shares Available Under the Plan.

a. Shares Available for Awards. Subject to Section 16 relating to capitalization adjustments, the maximum number of Shares that may be granted pursuant to Awards under the Plan shall be 1,800,000 Shares, increased by (i) one Share for each share that is available for issuance under the Company’s 2015 equity incentive plan (the “2015 Plan”) and (ii) one Share for each share returned to the 2015 Plan in accordance with the provision of section 3 of the 2015 Plan, all of which may be issued pursuant to Incentive Stock Options Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing.

b. Share Counting. Except as provided in Section 3(c) hereof, the following Shares shall not count against, or shall be added back to, the Share limit in Section 3(a) hereof: (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated; (ii) Shares covered by an award granted under the Prior Plan that, after stockholder approval of the Plan, is forfeited, canceled, surrendered, or otherwise terminated; (iii) Shares covered by an Award that is settled only in cash; and (iv) Substitute Awards (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Code provisions relating to Incentive Stock Options under the Code.

c. Prohibition of Liberal Share Recycling. Notwithstanding Section 3(b), the following Shares subject to an Award shall not again be available for grant as described above, regardless of whether those Shares are actually issued or delivered to the Participant: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation with respect to an Award; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

d. Limits on Awards to Certain Directors. Notwithstanding any other provision of the Plan to the contrary and except as otherwise provided in this Section 3(d), the aggregate grant date fair value (determined as of the Date of Grant in accordance with FASB ASC Topic 718) of all Awards granted to any Director (other than any Chair or Vice Chair of the Board) during any single fiscal year, together with any cash compensation earned by such Director during such fiscal year, shall not exceed seven hundred fifty thousand dollars ($750,000). For purposes of clarity, the limit set forth in this Section 3(d) shall not apply to the compensation of any Chair or Vice Chair of the Board.

4. Administration of the Plan.

a. In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: (i) select Award recipients; (ii) determine the sizes and types of Awards; (iii) determine the terms and conditions of Awards in a manner consistent with the Plan; (iv) grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or (v) accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; (vi) construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; (vii) establish, amend, or waive rules and regulations for the Plan’s administration; and (viii) take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

b. Determinations. The Committee shall have no obligation to treat Participants or eligible Employees, Directors and Consultants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Directors, Consultants, Employees, Participants and their estates and beneficiaries.

c. Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility, or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control. Without limiting the foregoing, the Board specifically reserves the authority to approve and administer all Awards granted to Directors under the Plan, and any references in the Plan to the “Committee” with respect to any such Awards shall be deemed to refer to the Board.

5. Eligibility and Participation. Each Employee, Director and Consultant is eligible to participate in the Plan, upon selection by the Committee, in the Committee’s discretion. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Laws and the amount of each Award. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. No dividend equivalents may be granted with respect to the Shares underlying a Stock Option.

b. Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

d. Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement, subject to the terms and conditions of the Plan. Such terms and conditions may include, without limitation, the satisfaction of (i) one or more Performance Objectives, and (ii) time-based vesting requirements.

e. Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise or through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in the foregoing clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

f. Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i) Incentive Stock Options may be granted only to Employees. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (A) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (B) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. No dividend equivalents may be granted with respect to the Shares underlying a Stock Appreciation Right.

b. Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c. Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

d. Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement, subject to the terms and conditions of the Plan. Such terms and conditions may include, without limitation, the satisfaction of (i) one or more Performance Objectives, and (ii) time-based vesting requirements.

e. Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (i) the excess of (A) the Fair Market Value of a Share on the exercise date over (B) the exercise price per Share, multiplied by (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Share Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares subject to the terms and conditions of the Plan. Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

c. Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain any certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

d. Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise any voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to any dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that any dividends with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares (as determined by the Committee in its sole discretion and set forth in the applicable Award Agreement), subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a. Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units to the Participant, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

c. Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion, subject to the terms and conditions of the Plan. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

a. Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b. Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

11. Dividend Equivalents. Awards granted under the Plan (other than Stock Options and Stock Appreciation Rights) may provide the Participant with dividend equivalents, payable on a contingent basis and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to an unvested Award shall be either accumulated in cash or deemed reinvested in additional Restricted Share Units, subject to the same terms and conditions as the original Award (including service-based vesting conditions and the achievement of any Performance Objectives) until such Award is earned and vested. Notwithstanding anything to the contrary herein, no dividend equivalents may be granted under the Plan with respect to the Shares underlying any Stock Option or Stock Appreciation Right.

12. Termination of Relationship as Service Provider. Any unvested Awards as of the Date of termination of Continuous Service shall terminate effective as of the Date of Termination, and the Shares covered by the unvested portion of the Award shall revert to the Plan. Unless otherwise determined by the Board, upon Participant’s termination of Continuous Service, such Participant may exercise its outstanding Stock Options within such period of time as is specified in the Award Agreement or the Plan to the extent that the Stock Options are vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If, after termination of Continuous Service the Participant does not exercise the vested Stock Options within the time specified in the Award Agreement or the Plan, the Stock Option shall terminate, and the Shares covered by such Stock Option shall revert to the Plan. In the absence of a provision specifying otherwise in the relevant Award Agreement or unless otherwise resolved by the Administrator, then:

a. In the event of termination of Continuous Service for any reason other than termination for Cause, or as a result of the Participant’s death or Disability, then the vested Stock Options shall remain exercisable until the earlier of (i) a period of three (3) months from the date of termination of Continuous Service; or (ii) expiration of the term of the Stock Option as set forth in the Plan.

b. In the event of a termination of Continuous Service as a result of the Participant’s Disability or death, then the vested Options shall remain exercisable until the earlier of (i) a period of twelve (12) months from the date of termination of Continuous Service; or (ii) expiration of the term of the Stock Option as set forth in the Plan.

c. In the event of termination of Continuous Service for Cause, then all Stock Options will terminate immediately upon the date of such termination for Cause, such that the unvested portion of the Awards will not vest, and the vested portion of the Awards will no longer be exercisable (if applicable), unless otherwise determined by the Administrator. In addition, any Shares issued upon exercise or (if applicable) vesting of Awards, whether held by the Participant or in custody for the Participant’s benefit, shall be deemed to be irrevocably offered for sale to the Company, any of its affiliates or any person designated by the Company to purchase, at the Company’s election and subject to Applicable Law, either for no consideration, for the par value of such Shares or against payment of the exercise price paid with respect to such Shares upon their issuance, as the Board deems fit, upon written notice to the Participant at any time after the Participant’s termination of Continuous Service. Such Shares or other securities shall be sold and transferred within 30 days from the date of the Company’s notice of its election to exercise its right. If the Participant fails to transfer such Shares or other securities to the Company, the Company shall be entitled to forfeit or repurchase such Shares and to authorize any person to execute on behalf of the Participant any document necessary to effect such transfer, whether or not the share certificates are surrendered and take any other action necessary in order to achieve such results, all as shall be determined by the Board, at its sole and absolute discretion, and the Participant is deemed to irrevocably empower the Company or any person which may be designated by it to take any action by, in the name of or on behalf of the Participant to comply with and give effect to such actions.

d. All Restricted Shares still subject to restriction under the applicable restriction period as of the date of termination of Continuous Service, as set forth in the Award Agreement, shall be forfeited or otherwise subject to repurchase by the Company as of the date termination of Continuous Service in consideration for the par-value or the purchase price of such Shares, as applicable, notwithstanding the circumstances of such termination of engagement.

e. All Restricted Share Units shall cease vesting immediately upon the date of termination of Continuous Service, and the unvested Restricted Share Units awarded to the Participant shall be forfeited, notwithstanding the circumstances of such termination of the engagement.

f. For the purpose of this Section 12(a), a Participant shall be deemed to have been terminated for Cause, regardless of the actual reason for termination of employment or services, if within 90 days of the date termination of Continuous Service, the Company determines that the Participant has engaged in activity, either prior to or following the Date of Termination, that would have been grounds for termination for Cause as defined herein.

g. For the avoidance of doubt, the Company may provide notice to a Participant regarding the expiration of an applicable exercise period for outstanding and vested options as set forth in the Plan and/or the Award Agreement, however, it is under no obligation to provide such further notice and the participant shall not have any claims or demands in the event that no further notice is provided.

13. Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 13): (a) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted, modified or adjusted under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (b) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under

Section 409A of the Code, or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

14. Performance Objectives.

a. In General. As provided in the Plan, the vesting, exercisability and/or payment of any Award may be conditioned upon the achievement of one or more Performance Objectives (any such Award, a “Performance Award”). Any Performance Objectives shall be based on the achievement of one or more criteria selected by the Committee, in its discretion, which may include, but shall not be limited to, the following: (i) revenue; (ii) earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted); (iii) income before income taxes and minority interests; (iv) operating income; (v) pre- or after-tax income; (vi) average accounts receivable; (vii) cash flow; (viii) cash flow per share; (ix) net earnings; (x) basic or diluted earnings per share; (xi) return on equity; (xii) return on assets; (xiii) return on capital; (xiv) growth in assets; (xv) economic value added; (xvi) share price performance; (xvii) total stockholder return; (xviii) improvement or attainment of expense levels; (xix) market share or market penetration; (xx) business expansion, and/or acquisitions or divestitures; or (xxi) environmental, social or governance metrics.

b. Establishment of Performance Objectives. With respect to any Performance Award, the Committee shall establish in writing the Performance Objectives, the performance period, and any formula for computing the payout of the Performance Awards. Such terms and conditions shall be established in writing during the first ninety days of the applicable performance period (or by such other date as may be determined by the Committee, in its discretion).

c. Certification of Performance. Prior to payment, exercise or vesting of any Performance Award, the Committee will certify in writing whether the applicable Performance Objectives and other material terms imposed on such Performance Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Performance Award.

d. Adjustments. If the Committee determines that a change in the Company’s business, operations, corporate structure or capital structure, or in the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may, in its discretion and without the consent of any Participant, adjust such Performance Objectives or the related level of achievement, in whole or in part, as the Committee deems appropriate and equitable, including, without limitation, to exclude the effects of events that are unusual in nature or infrequent in occurrence (as determined in accordance with applicable financial accounting standards), cumulative effects of tax or accounting changes, discontinued operations, acquisitions, divestitures and material restructuring or asset impairment charges.

15. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

16. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances, and may require in connection therewith the surrender of all Awards so replaced. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 16 that would (a) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (b) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (c) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

17. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

18. Taxes.

a. Withholding Taxes. To the extent required by Applicable Laws, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of the exercise of a Stock Option or Stock Appreciation Right, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment, or recognize the transfer or disposition of any Shares, until such withholding tax obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a value (as determined by the Company) equal to the amount required to be withheld. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee. In no event will the value of the Shares to be withheld or tendered pursuant to this Section 18 to satisfy applicable withholding taxes exceed the amount of taxes required to be withheld based on the maximum statutory tax rates in the applicable taxing jurisdictions.

b. The Company and its affiliates do not undertake or assume any liability or responsibility to the effect that any award shall qualify with any particular tax regime or rules applying to particular tax treatment or tax advantage of any type and the Company and its affiliates shall bear no liability in connection with the manner in which any award is treated for tax purposes, regardless of whether the Award was granted or intended to qualify under any particular tax regime or treatment. The Company and its affiliates do not undertake and shall not be required to take any action in order to qualify any Award with the requirements of any particular tax treatment and no indication in any documents to the effect that any Award is intended to qualify for any tax treatment shall imply such undertaking. Moreover, no assurance is made by the Company or any of its affiliates that any particular tax treatment on the date of grant will continue to exist or that the Award would qualify at the time of exercise or disposition thereof with any particular tax treatment. The Company and its affiliates shall not have any liability or obligation of any nature in the event that an Award does not qualify for any particular tax treatment, regardless whether the Company could have or should have taken any action to cause such qualification to be met.

c. In the event a Participant obtains knowledge of any tax authority inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted hereunder and/or Shares issued thereunder the Participant shall immediately notify the Company in writing and shall continuously inform the Company of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Company and its representatives to participate in any proceedings and discussions concerning such matters and shall provide to the Company any information or document relating to any matter hereof, which the Company, in its discretion, requires.

19. Non-U.S. Participants. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may approve such sub-plans, supplements to or amendments, modifications, restatements or alternative versions of this Plan as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have Employees or Consultants.

20. Compensation Recovery Policy. Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of the Company’s Compensation Recovery Policy as in effect from time to time (and any similar, supplemental, or successor policy).

21. Change of Control.

a. In General. The provisions of this Section 21 shall apply, notwithstanding any other provision of this Plan to the contrary, except to the extent otherwise specifically provided in a Participant’s Award Agreement.

b. Awards that are Assumed. To the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change of Control (or, if the Company is the resulting entity in the Change of Control, to the extent such Awards are continued by the Company), then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) any outstanding Awards that are subject to Performance Objectives shall be converted to service-vesting awards by the resulting entity, as if “target” performance had been achieved as of the date of the Change of Control, and shall continue to vest based on the Participant’s Continuous Service during the remaining performance period or other period of required service, and (ii) all other Awards shall continue to vest during the applicable vesting period, if any.

c. Awards that are not Assumed. To the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in connection with a Change of Control (or, if the Company is the resulting entity in the Change of Control, to the extent such Awards are not continued by the Company), then effective immediately prior to the Change of Control, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (ii) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (iii) all outstanding Awards shall become fully vested.

d. Cancellation Right. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change of Control, provide that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change of Control, be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change of Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change of Control does not exceed the exercise price per Share of the applicable Awards.

22. Amendment, Modification and Termination.

a. In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment is approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard, rule or law.

b. Adjustments to Outstanding Awards. The Committee may, in its sole discretion and without the consent of any Participant, at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare.

c. Prohibition on Repricing Without Stockholder Approval. Except for adjustments made pursuant to Sections 16 or 21 hereof, the Committee will not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price of such Award. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash, without approval of the stockholders of the Company, except as provided in Sections 16 or 21 hereof. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 22(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 16 or 21 hereof.

d. Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 14(d), 16, 21, 22(b) and 24(e) hereof, which specifically do not require the consent of Participants), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that the Committee may modify an ISO held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

23. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

24. Miscellaneous.

a. Stock Ownership Guidelines. By accepting any Award under the Plan, each Participant shall thereby agree to comply with the terms and conditions of any stock ownership guidelines the Company may maintain or establish, as the same may be applicable to the Participant from time to time, including any applicable stock retention requirements thereunder.

b. Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee, in its discretion, may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. Any elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

c. No Right of Continued Service. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. Awards granted under the Plan shall not be considered a part of any Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments, and in no event shall any Award be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary or affiliate.

d. Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

e. Severability. If any provision of the Plan or an Award Agreement is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any Applicable Law, as determined by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to such Applicable Law or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

f. Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan, any Award Agreement and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

g. Successors. All obligations of the Company under the Plan and with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

APPENDIX A

ACTELIS NETWORKS, INC.
2025 EQUITY INCENTIVE PLAN

FOR CALIFORNIA RESIDENTS ONLY

This Appendix A to the Actelis Networks, Inc. 2025 Equity Incentive Plan (the “Plan”) shall have application only to Participants in the Plan who are residents of the State of California. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Appendix.

Notwithstanding any provision contained in the Plan to the contrary and to the extent required by Applicable Law, the following terms and conditions shall apply to all Awards granted to residents of the State of California:

1.      Awards shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Board, in its discretion, may permit distribution of an Award to an inter-vivos or testamentary trust in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in Rule 16a-1(e) of the United States Exchange Act of 1934.

2.      Unless employment is terminated for Cause, the right to exercise any vested part of an Option in the event of termination of employment, to the extent that the grantee is otherwise entitled to exercise an Option on the date employment terminates, shall be

a.      at least six months from the date of termination of employment if termination was caused by death or permanent disability; and

b.      at least 30 days from the date of termination if termination of employment was caused by other than death or permanent disability;

c.      but in no event later than the remaining term of the Option.

3.      Any Award exercised before shareholders’ approval is obtained shall be rescinded if stockholder approval is not obtained within 12 months of the Board’s adoption of the Plan.

4.      Notwithstanding the provisions of the Plan, the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to Section 25102(o) of the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to Incentive Stock Option plans.

5.      No Option shall be granted to a grantee who is a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the shareholders and in no event beyond the date set forth in Section 15 of the Plan.

ACTLIS NETWORKS, INC.
2025 EQUITY INCENTIVE PLAN
ISRAEL SUBPLAN

1.      Special Provisions for Israeli Participants

a. This Subplan (the “Subplan”) to the Actelis Networks, Inc. 2025 Equity Incentive Plan (the “Plan”) are intended to apply only to persons who are deemed to be residents of the State of Israel for tax purposes, on the grant date or are otherwise subject to taxation in Israel with respect to Awards.

b. This Subplan applies with respect to Awards, including for the avoidance of doubt, Stock Options, Restricted Shares, Restricted Share Units, and other equity-based awards, granted under the Plan but excluding any Award that is not settled only in the common stock of the Company or otherwise has been deemed by the ITA as unqualified to participate in102 Capital Gains Track Grant. The purpose of this Subplan is to establish certain rules and limitations applicable to Awards and Shares that may be granted or issued under the Plan from time to time, in compliance with the securities and other Applicable Laws currently in force in the State of Israel. Except as otherwise provided by this Subplan, all grants made pursuant to this Subplan shall be governed by the terms of the Plan. This Subplan complies with, and is subject to, the ITO and Section 102.

c. The Plan and this Subplan shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Subplan and the Plan, the provisions of this Subplan shall govern with respect to grant to Israeli Participants.

2.      Definitions

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Subplan:

“3(i) Award” means an Award which is subject to taxation pursuant to Section 3(i) of the ITO which has been granted to any person who is not an Eligible 102 Participant.

“102 Capital Gains Track” means the tax alternative set forth in Section 102(b)(2) and Section 102(b)(3) of the ITO pursuant to which all or a part of the income resulting from the sale of Shares is taxable as a capital gain.

“102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

“102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Shares derived from Awards is taxed as ordinary income.

“102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.

“102 Trustee Grant” means an Award granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Eligible 102 Participant and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

“Affiliate” means any “employing company” within the meaning of Section 102(a) of the ITO.

“Controlling Shareholder” as defined in Section 32(9) of the ITO, currently defined as an individual who prior to the grant or as a result of the grant or exercise of any Award, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the ITO) (i) 10% or more of the outstanding share capital of the Company, (ii) 10% or more of the voting power of the Company, (iii) the right to hold or purchase 10% or more of the outstanding equity or voting power, (iv) the right to obtain 10% or more of the “profit” of the Company (as defined in the ITO), or (v) the right to appoint a director of the Company.

“Deposit Requirements” means with respect to a 102 Trustee Grant, the requirement to evidence deposit of an Award with the Trustee, in accordance with Section 102, in order to qualify as a 102 Trustee Grant. As of the time of approval of this Subplan, the ITA guidelines regarding Deposit Requirements for 102 Capital Gains Track Grants require that the Trustee be provided with (i) a copy of resolutions approving Awards intended to qualify as 102 Capital Gains Track Grants within 45 days of the date of Board’s approval of such Award, including full details of the terms of the Awards, (ii) a copy of the Eligible 102 Participant’s consent to the requirements of the 102 Capital Gains Track Grant within 90 days of the Board’s approval of such Award, and (iii) with respect to an Award of Restricted Share, either a share certificate and copy of the Company’s share register evidencing issuance of the Shares underlying such Award in the name of the Trustee for the benefit of the Eligible 102 Participant, or deposit of the Shares with a financial institution in an account administered in the name of the Trustee, as applicable, in each case, within 90 days of the date of the Board’s approval of such Award.

“Election” means the Company’s choice, in its full and absolute discretion, of the type of 102 Trustee Grants it will make under the Plan (as between capital gains track or ordinary income track), as filed with the ITA.

“Eligible 102 Participant” means a Participant who is employed by an Affiliate, which for the avoidance of doubt, includes the Company, including an individual who is engaged personally (and not through an entity) as a director or an office holder by an Affiliate, who is not a Controlling Shareholder.

“Israeli Fair Market Value” means with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

“ITA” means the Israeli Tax Authority.

“ITO” means the Israeli Income Tax Ordinance (New Version), 1961 and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

“Non-Trustee Grant” means (i) an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee; or (ii) an Award held by the trustee but that does not qualify to participate the tax arrangement under Section 102(b) of the ITO.

“Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which 102 Trustee Grants granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted. As of the date of the adoption of this Subplan, the Required Holding Period for 102 Capital Gains Track Grants is 24 months from the date of grant of the Award and for 102 Ordinary Income Track Grant is 12 months from the date of grant of the Award.

“Rules” means the Income Tax Rules (Tax Benefits in Share Issuance to Employees) 5763-2003.

“Section 102” means the provisions of Section 102 of the ITO, as amended from time to time.

“Trust Agreement” means the agreement to be signed between the Company and/or an Affiliate and the Trustee for the purposes of Section 102.

“Trustee” means a person or entity designated by the Board to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

3.      Types of Awards

a. Awards made pursuant to this Subplan shall be made pursuant to either (i) Section 102(b)(2) or 102(b)(3) of the ITO as 102 Capital Gains Track Grants, (ii) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants, or (iii) Section 102(c) of the ITO as Non-Trustee Grants, or (iv) Section 3(i) of the ITO as 3(i) Awards.

b. Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Subplan. Participants who are not Eligible 102 Participants may be granted only 3(i) Awards under this Subplan.

c. No 102 Trustee Grants may be made effective pursuant to this Subplan until 30 days after the date upon which the requisite filings required by the ITO and the Rules have been made with the ITA, including the filing of the Plan and this Subplan and any amendment to the Plan or the Subplan, to the extent applicable.

d. The Award Agreement shall indicate whether the grant is a 102 Trustee Grant, a Non-Trustee Grant, or a 3(i) Award; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

4.      Terms and Conditions of 102 Trustee Grants

a. The Company, in its discretion shall have an Election regarding the type of 102 Trustee Grant it chooses to make and shall have such Election filed with the ITA. Once the Company (or its Affiliate) has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

b. Each 102 Trustee Grant will be deemed granted on the date approved by the Board of Directors and stated in an Award Agreement, provided that the Company has also complied with any applicable Deposit Requirements.

c. Each 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for Shares acquired pursuant to a 102 Trustee Grant shall be deposited with a Trustee in compliance with the Deposit Requirements and held in trust for the benefit of the Eligible 102 Participant for the Required Holding Period by the Trustee (or be subject to supervisory trustee arrangement if approved by the ITA, as the case may be). After termination of the Required Holding Period, the Trustee may release such Awards and any Shares issued with respect to such Awards, provided that either (i) the Trustee has received an acknowledgment from the ITA that the release of such Awards is not subject to, or is exempt from, withholding taxes as evidenced in a valid certificate or a tax ruling issued by the ITA, or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Grants or shares issued with respect to the 102 Trustee Grants prior to the full payment of the Eligible 102 Participant’s tax liabilities.

d. Each 102 Trustee Grant shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Grant and shall prevail over any term contained in the Plan, this Subplan, or Award Agreement that is not consistent therewith. Any provision of the ITO and any approvals of the ITA not expressly specified in this Subplan or any document evidencing an Award that is necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For the avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any Applicable Law, and, particularly, Section 102 and the Deposit Requirements. With respect to 102 Capital Gain Track Grants, to the extent that the Shares are listed on any established stock exchange or a national market system, the provisions of Section 102(b)(3) of the ITO will apply with respect to the Israeli tax rate applicable to such Awards (including Restricted Share Units and Stock Options whose exercise price is lower than the Israeli Fair Market Value of the Shares on the date of grant).

e. During the applicable Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Awards and Shares received subsequently following any realization of rights derived from Awards or Shares to the Eligible 102 Participant or to a third party, unless permitted to do so by Applicable Law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to Applicable Law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the shares have been withheld for transfer to the tax authorities, and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the the Plan, any applicable Award Agreement and Applicable Law. To avoid doubt such sale or release during the applicable Required Holding Period may result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant (including tax and mandatory payments otherwise payable by the Company or its Affiliates, which would not apply absent a sale or release during the applicable Required Holding Period).

f. In the event a share dividend is declared with respect to Shares that derive from Awards granted as 102 Trustee Grants, such dividend and/or rights shall also be subject to the provisions of this Section 4 and the Required Holding Period for such dividend shares and/or rights shall be measured from the commencement of the Required Holding Period for the Award with respect to which the dividend was declared and/or rights granted. In the event of a cash dividend on Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant, in accordance with the Plan, after deduction of taxes and mandatory payments, in compliance with applicable withholding requirements, and subject to any other requirements imposed by the ITA. In the event of a cash dividend that is distributed prior to the lapse of the Required Holding Period, at the Company’s election, such distributions will be held by the trustee until the lapse of the Required Holding Period. The Company may require the Eligible 102 Participant to provide collateral and assurances, that if the applicable Grant does not complete the Required Holding Period or otherwise is disqualified from participating in the 102 Capital Gains Track, the Trustee will be provided with sufficient funds to fulfill the tax withholding with respect to such cash dividend and any interest and fines that the Trustees, the Company or an Affiliate, have suffered due to any deficiency of the withholding tax with respect to such cash dividend.

g. If an Award granted as a 102 Trustee Grant is exercised or settled during the applicable Required Holding Period, the Shares issued upon such exercise or settlement shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant (or be subject to a supervisory trustee arrangement if approved by the ITA). If such an Award is exercised or settled after the Required Holding Period ends, the Shares issued upon such exercise or settlement shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee (or be subject to a supervisory trustee arrangement if approved by the ITA), or (ii) be transferred to the Eligible 102 Participant directly, provided that the Eligible 102 Participant first complies with all applicable provisions of the Plan and this Subplan.

h. To avoid doubt, and notwithstanding anything to the contrary in the Plan, it is clarified that the grant of certain types of equity-based Awards under the 102 Capital Gains Track are subject to the confirmation and approval of the ITA. In addition, any Award granted under the 102 Capital Gains Track is meant to comply in full with the terms and conditions of Section 102 and the requirements of the ITA, and therefore the Plan and the Subplan are to be read such that they comply with the requirements of Section 102. Should any provision in the Plan and/or the Subplan disqualify the Plan and/or the Subplan and/or any Award granted under Section 102 Capital Gain Track granted thereunder from beneficial tax treatment pursuant to the provisions of Section 102, such provision shall not apply to such Awards and the underlying Shares unless the ITA provides approval of compliance with Section 102.

i. Notwithstanding the provisions of the Plan, (i) no Award granted under this Subplan may be settled in cash, (ii) The exercise price of Stock Options may be lower than the exercise price set forth in Sectio 6€ of the Plan, and (iii) Performance Objectives and the determination thereof shall comply with the ITA circulars and rules published on the matter.

5.      Terms and Conditions of Non-Trustee Grants

Non-Trustee Grants shall be subject to the relevant provisions of Section 102 and the applicable Rules. The Board may determine that Non-Trustee Grants, the Shares issuable upon the exercise or vesting of a Non-Trustee Grant shall be allocated or issued to the Trustee, who shall hold such Non-Trustee Grants and all accrued rights thereon in trust for the benefit of the Participant, until the full payment of tax arising from the Non-Trustee Grant (and/or any right issued thereunder). The Company may choose, alternatively, to require the Participant to provide the Company with a guarantee or other security, to the satisfaction of each of the Trustee and the Company, until the full payment of the applicable taxes

6.      Terms and Conditions of 3(i) Awards

To the extent required by the ITO or the ITA or otherwise deemed by the Board to be advisable, the 3(i) Awards and/or any Shares issued thereunder shall be issued to a Trustee or any other custodian. In such event, the Trustee shall hold such Awards and any right issued thereunder in trust, until exercised by the Participant or (if applicable) vested, and the full payment of tax arising therefrom, pursuant to the Company’s instructions from time to time as set forth in a trust agreement, which will have been entered into between the Company and the Trustee. If determined by the Board, and subject to such trust agreement, the Trustee shall be responsible for withholding any taxes to which a Participant may become liable upon issuance of Shares. Shares issued pursuant to a 3(i) Award shall not be issued, unless the Participant delivers to the Company payment in cash or by bank check or such other form acceptable to the Board of all withholding taxes due, if any, on account of the Participant acquiring Shares or the Participant provides other assurance satisfactory to the Board of the payment of those withholding taxes.

7.      Assignability

As long as Awards or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution. Shares issued under the Plan or under an Award shall be transferable in accordance with the provisions of the Plan.

8.      Tax Consequences

a. Any tax consequences arising from the grant or settlement of any Award, the vesting or exercise of any Stock Option, the issuance, sale, transfer or otherwise disposal and payment for the Awards and Shares covered thereby, or from any other event or act (of the Company and/or its Affiliates and/or the Trustee and/or the Participant) relating to an Award or Shares issued thereupon shall be borne solely by the Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its Affiliates, and the Trustee may make such provisions and take such steps as it/they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to an Award granted under the Plan and the exercise, sale, transfer or other disposition thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law; (ii) requiring a Participant to pay to the Company or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares or any consideration received for such Award or Shares; (iii) withholding otherwise deliverable Shares having a Fair Market Value equal to the minimum amount statutorily required to be withheld; and/or (iv) causing the exercise and sale of any Awards or Shares held by on behalf of the Participant or selling a sufficient number of such Shares otherwise deliverable to a Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to the Participant’s authorization as expressed by acceptance of the Award under the terms herein), to the extent permitted by Applicable Law or pursuant to the approval of the ITA. In addition, the Participant will be required to pay any amount (including penalties) that exceeds the tax to be withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

b. With respect to Non-Trustee Grants, if the Eligible 102 Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

c. The Company does not represent or undertake that an Award will qualify for or comply with the requisites of any particular tax treatment (such as the 102 Capital Gains Track), nor shall the Company, its assignees or successors be required to take any action for the qualification of any Award under such tax treatment. The Company shall have no liability of any kind or nature in the event that, as a result of applicable law, actions by the Trustee or any position or interpretation of the ITA, or for any other reason whatsoever, an Award shall be deemed to not qualify for any particular tax treatment.

9.      Securities Laws

All Awards hereunder shall be subject to compliance with the Israeli Securities Law, 1968, and the rules and regulations promulgated thereunder.

10.    Governing Law

This Subplan shall be governed by, construed and enforced in accordance with the laws of the State of Israel.

* * *

PROXY ACTELIS NETWORKS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 12, 2025 The undersigned hereby constitutes and appoints Yoav Efron and Tuvia Barlev, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Actelis Networks, Inc. (the “Company”) or at any adjournments thereof and to vote with respect to the proposals set forth on the reverse side all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/ASNS/2025 by 11:59 p.m. EDT on August 11, 2025. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE. Shares represented by this proxy will be voted as directed by the stockholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE “FOR” THE DIRECTOR NOMINEE IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. The proxies cannot vote your shares unless you sign and return this card. (Please vote, date, and sign this proxy on the other side and return promptly in the enclosed envelope.) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be held August 12, 2025. The Proxy Statement and our 2025 Annual Report to Stockholders are available at:https://web.viewproxy.com/ASNS/2025.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE The Board of Directors recommends voting FOR proposals 1 through 3. Proposal 1. Election of Directors Proposal. A proposal to elect one Class III director with his term expiring at the Company’s 2028 Annual Meeting of Stockholders FOR WITHHOLD Nominees: (1) Tuvia Barlev I plan on attending the meeting Proposal 2. Ratification of Auditors Proposal. A proposal to ratify the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR AGAINST ABSTAIN Proposal 3. Equity Plan Proposal. A proposal to approve the Company’s 2025 Equity Incentive Plan. Signature (and Title, if applicable) Date Signature (if held jointly Date n their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should give their full titles. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit virtual control number ready when voting by Internet or telephone. INTERNET Vote Your Proxy on the Internet: Go to WWW.AALvote.com/ASNS Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.